Atlas Pipeline Partners, L.P. September 2008 Investor Presentation Exhibit 99.1

Forward Looking Statement
THE WORDS “BELIEVES, ANTICIPATES, EXPECTS” AND SIMILAR EXPRESSIONS ARE
INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS.
SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, WHICH
COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN
THE FORWARD LOOKING STATEMENTS.
THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR ANNUAL REPORT ON FORM
10-K AND OUR QUARTERLY REPORT ON FORM 10-Q; PARTICULARLY THE SECTION
TITLED RISK FACTORS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE
ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE
HEREOF.
THE PARTNERSHIP UNDERTAKES NO OBLIGATIONS TO PUBLICLY RELEASE THE
RESULTS OF ANY REVISIONS TO FORWARD LOOKING STATEMENTS, WHICH MAY BE
MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO
REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

Management Presenters
Edward Cohen
Chairman & Chief Executive Officer
Robert Firth
President, Atlas Pipeline Mid-Continent
Matthew Jones
Chief Financial Officer
Glenn Powell
Chief Operating Officer, Atlas Pipeline Mid-Continent
Michael Staines
President
David Hall
Chief Financial Officer, Atlas Pipeline Mid-Continent

Appalachian Gathering System
Located in Appalachia Basin of
eastern Ohio, western New York,
western Pennsylvania and
northeastern Tennessee
Over 1,600 mi. of active gathering
pipeline; 6,900+ wells serviced
New York
West
Virginia
Pennsylvania
New York
West
Virginia
Pennsylvania
Elk City/Sweetwater
Gathering &
Processing System
Located in Anadarko Basin of
Oklahoma
Over 560 receipt points serviced
2 processing facilities/1 treating
facility
450 MMcfd inlet capacity
Prentiss
Treating
Facility
Elk City Plant
NOARK Pipeline System
Ozark Gas Transmission – 565-
mile FERC-regulated pipeline
running from Oklahoma to
Missouri
Ozark Gas Gathering – 365-mile
non-FERC-regulated natural gas
gathering system
Increasing capacity to 500
MMcfd by adding compression
Chaney Dell Gathering &
Processing System
Located in Anadarko Basin
260 MMcfd processing capacity
~ 3,500 miles of gathering pipeline
Expected drilling of 250-300 wells
annually into the system
Midkiff/Benedum Gathering
& Processing System
Located in Spraberry Trend of
Permian Basin
140 MMcfd processing capacity
2,500 miles of gathering pipeline
APL Asset Portfolio – Diversified Strategy
Velma Gathering
& Processing System
1,080 mi. of active gathering
pipeline
Approx. 700 receipt points
serviced
100 MMcfd capacity processing
facility
Velma Plant
Sweetwater
Plant

565 miles of FERC-regulated interstate pipeline
Over 9,500 miles of active natural gas gathering
pipelines
7,900 miles of gathering lines in Mid-
Continent
1,600 miles of gathering lines in Appalachia
Approx. 750 MMcfd of processing plant capacity
200 MMcfd in treating facility capacity
LQA Adjusted EBITDA of $304 million
Average Daily System Volumes
APL Operations Overview
Atlas Pipeline Operates:
-
200 ,000
400 ,000
600 ,000
800,000
1,000,000
1,200,000
1,400,000
2004 2005 2006 2007 Q208
Velma Appalachia Elk City NOARK Chaney Dell Midkiff/Benedum

Anadarko Acquisition – A Year Later
Atlas Pipeline completed the acquisition of control of the Chaney Dell and
Midkiff/Benedum systems in July 2007
Transformative transaction nearly tripled operating cash flow for the Partnership
As a result, APL has become the primary competitor and service provider of choice in each of its basins in which it operates
WestOK system (Chaney Dell) is now connected to the Elk City/Sweetwater system via a 110 mile pipeline to provide best in class optionality to producers in those regions
WestTX system (Midkiff/Benedum) continues to be a formidable gathering and processing service provider in the Permian Basin
Increased scale of overall operations has provided for growth opportunities in other business units
Elk City/Sweetwater system now benefits from production in Anadarko Basin
(WestOK); increased market share due to scale allows for future expansion
Enhanced service reputation with producers has led to expansion projects at Velma system (Madill pipeline) and NOARK interstate pipeline (compression expansion;
proposed extension projects)

Highlighted Organic Growth Investments Expected Completion
Reactivation of Chaney Dell 30 MMcfd cryogenic facility Now active
105 mile, 16” Pipeline connecting Chaney Dell system to Elk
City/Sweetwater system
Completed
Expansion of capacity on Sweetwater processing facility
from 120 MMcfd to 180 MMcfd
Completed
Expand throughput capacity on NOARK pipeline via added
compression from 400 MMcfd to 500 MMcfd
October 2008
120 MMcfd “9 mile” processing facility to be constructed along
Chaney Dell to Elk City/Sweetwater pipeline
December 2008
70 mile, 16” pipeline from Madill, OK to Velma facility to gather and produce gas from the Ardmore Basin
March 2009
Midkiff consolidator plant– 150 MMcfd cryogenic facility
(replaces existing 100 MMcfd legacy plant)
Mid - 2009
Solid Growth from Organic Initiatives
Targeted EBITDA Multiple of 4.5x - 5.5x

Mid-Continent Update * * * * *

120 Miles
100 Miles
Comanche
Barber
Harper
Sumner
KS
OK
Waynoka Plant
Woods
Alfalfa
Anadarko Basin
Grant
Harper
Woodward
Woodward
Chester Plant
Major
Chaney Dell
Enid
Garfield
Ellis
Dewey
Blaine
Kingfisher
Logan
New Development Areas
Low-Pressure Gathering Systems
High-Pressure Gathering System
Oklahoma

Chaney Dell System – Strong Competitive Position
Two gathering systems with approximately
3,470 miles of gathering pipeline located in
north central Oklahoma’s Anadarko Basin
System acts as a primary choice for takeaway
and processing service for producers in the
region
Three processing plants with total processing
capacity of 260 Mmcf/d; systems currently
running near full capacity
Well-established customer base provides strong
growth potential
Long-term contracts with largest producers on
system: Cheaspeake (5 years) and SandRidge
(10 years)
Connecting pipeline to the Elk City/Sweetwater
system allows for further processing capacity
out of the Anadarko Basin and gives optionality
to producers
Primary producers on system:
•
Chesapeake, SandRidge, GAW
Oil, Jack Exploration, Altex
Resources
Competing processors in region:
•
DCP, Mustang, Hiland, OneOK

140 Miles
125 Miles
Gaines
Dawson
Borden
Scurry
Fisher
Andrews
Martin
Howard
Mitchell
Nolan
Midland
NM
TX
Ector
Midkiff
Loving
Winkler
Permian
Basin
Midland
Glasscock
Sterling
Coke
Ward
Crane
Benedum
Tom Green
Irion
Reeves
Upton
Reagan
Pecos
Crockett
Schleicher
Sutton
Spraberry Fairway
Horizontal Devonian Play
Low-Pressure Gathering Systems
TX

Largest gas processor in the Spraberry
Trend of the Permian Basin in west
Texas; total processing capacity of ~ 150
MMcf/d
Long-term commitment from Pioneer
through 2022
Allows clear sight to growth
through stable production
APL will replace the existing Midkiff
facility with a new 150 MMcf/d cryogenic
consolidator plant by mid-2009
Midkiff/Benedum – Solid Presence in New Region
Primary producers on system:
•
Pioneer,  Endeavor Energy,
Henry Petroleum, Mariner Energy
Competing processors in region:
•
Southern Union, DCP, Targa, JL
Davis

Midkiff/Benedum – New Consolidator Facility
Benedum
PlantPlant
WestTX Gas Gathering
& Processing System
Midkiff Plant
Benedum
The Current Midkiff
Facility
Proposed Form of The
Midkiff Facility
(Sweetwater plant
shown)
APL will construct a 150 MMcf/d
consolidation plant at the Midkiff
processing facility
The new plant will be a cryogenic
facility that will:
o
Expand the existing capacity of the
Midkiff facility by 40 MMcf/d
o
Greatly improve efficiencies and liquid
recoveries, notably ethane
o
Reduced O&M and maintenance capital
expense
Approximate  gross cost of $45 million;
Pioneer will share their appropriate
portion of the cost based on ownership

Oklahoma
Texas
Nine Mile Plant
Slider Pipeline
Sweetwater Plant
Prentiss Treating Facility
Elk City Plant

Elk City/Sweetwater Systems – Established Presence in a Growing Market
Primary producers on system:
•
Chesapeake, TX Southwest,
ConocoPhillips, Sanguine,
Newfield
Competing processors in region:
•
Enbridge, Enogex, Penn Virginia,
MarkWest
Newly expanded gathering and
processing system servicing
western OK and the TX panhandle
Total processing capacity is now at
310 MMcf/d following Sweetwater
expansion
Gaining market share from
surrounding competition due to
APL’s high quality of service and
options provided to producers to
process their gas
Constructing new, cryogenic facility
along 110 mile connecting pipeline
to Chaney Dell

Meade
Clark
Comanche
Barber
Harper
Sumner
Kansas
Oklahoma
Beaver
Harper
Woods
WAYNOKA
Alfalfa
Grant
Kay
Oklahoma
Texas
Woodward
CHANEY DELL
Garfield
Lipscomb
Texas
Oklahoma
CHESTER
Major
Ellis
NINE MILE
Dewey
Kingfisher
Logan
Hemphill
Blaine
Roger Mills
Custer
Canadian
Oklahoma
Wheeler
SWEETWATER
ELK CITY PLANT
Beckham
Washita
Caddo
Grady

Elk City/Sweetwater – 9-Mile Plant Project
APL is constructing a new 120 Mmcf/d cryogenic gas processing facility (“9-Mile plant”) in Dewey
County, OK; plant will be an asset in the Elk City/Sweetwater business unit
9-Mile plant will further expand the optionality amongst the Elk City/Sweetwater & Chaney Dell systems; total processing capacity between both systems will be ~ 700 Mmcf/d once plant is completed
New facility will be constructed along the recently completed 110 mile connecting pipeline; APL will now have access to production in fairway between the two existing systems in western OK
Specifications and efficiencies should resemble original Sweetwater facility

Harper
Woods
Alfalfa
Ellis
Major
Blaine
Kin
Custer
Can
Washita

Elk City/Sweetwater – 9-Mile Plant Project (cont.)
New 9-Mile facility will access
production between the Elk
City/Sweetwater & Chaney Dell
systems
9-Mile will also handle overflow gas
from either adjoining system
Once completed, the infrastructure
across western and northwestern OK
is expected to continue to win new
business from existing and new
customers
Breadth of expanded OK operations
has made APL the service provider of
choice in the region
APL is well-positioned to take
advantage of production growth in
surrounding areas
Elk City/Sweetwater
system
Chaney Dell system
9-Mile facility

Velma System – Poised for Future Growth
Primary producers on system:
•
Chesapeake, Mack Energy,
Chevron, Noble
Competing processors in region:
•
DCP, Enogex, OneOK, Carrera
100 Mmcf/d processing facility
Planned 70 mile, 16” pipeline to be
built from Madill, OK to Velma;
pipeline will gather gas from the
Ardmore Shale region

Garvin
Pontotoc
VELMA
Murray
Stephens
CHARTER OAKS
Johnston
WB # 1
Carter
WB # 2
MADILL #2
MADILL #1
Ardmore Basin
Jefferson
Marshall
Lake Texoma
Love
Montague
Legend
Velma Plant
Compressor Stations
MTV Route

15 Velma System – Madill Pipeline Project Proposed Pipeline Route & Placement of Compressor Stations

Map Legend:
OGT Interstate
Pipeline
OGG Gathering
System
Oklahoma
Arkansas
Ozark Gas Gathering (OGG)
365-mile natural gas gathering
system
13 compressor stations
Gathering assets out of FERC
jurisdiction, allowing for
negotiated rates
Ozark Gas Transmission (OGT)
565-mile FERC-regulated natural
gas interstate pipeline
Total throughput capacity of 400
MMcfd
Approximately 30 supply and
delivery interconnections
2 compressor stations
Accesses prolific Arkoma Basin
and developing Fayetteville Shale
Missouri
NOARK Pipeline System – Servicing the Growing Fayetteville Shale

Hedging Policy
Commodity Specifics Year 1 Year 2 Year 3
Natural Gas Liquids
- Long Position - Ethane Swaps, Collars and/or Puts
- Value Hedged - Propane Swaps, Collars and/or Puts
- Butane+ Swaps, Collars and/or Puts on Butane+ or Crude Oil
Condensate
- Long Position - Crude Oil Swaps, Collars and/or Puts
- Volumes Hedged
Natural Gas
- Short and Long Position
- Volumes Hedged
- Natural Gas Swaps, Collars and/or Puts and Calls
(1)
Based on equity volumes of long natural gas associated with percentage of proceeds contracts.
70%
(1)
50%
(1)
25%
(1)
- Hedge short position on a Btu basis equivalent to the
  Company's hedged NGL position to lock in a frac spread
15%
60% 40% 20%
50% 33%
The following chart shows APL’s minimum hedging objectives on a rolling 36-month basis.
APL plans to opportunistically layer on additional hedges under favorable market conditions
(2) The 2010 hedge positions for natural gas liquids and condensate represent sold crude oil call options. A detail of APL’s current hedge position is shown in the Appendix to this presentation
Current Hedge Percentages (on value basis)
BAL08 2009 2010
Natural Gas (net) 77% 77% 50%
Natural Gas Liquids 61% 58% 56% (2)
Condensate 80% 53% 63% (2)

Appalachian Update * * * * * * * * * * *

APL owns and operates approximately
1,600 miles of natural gas gathering
pipelines in western PA, western NY,
eastern OH and northeastern TN
Over 6,900 producing wells delivering
natural gas into Appalachian system
Q2 2008 throughput volumes of ~ 84
MMcfd (~38 MMcfd at IPO in 2000)
874 wells connected in 2007; connected
711 wells in 2006
Atlas Energy Resources, LLC (“ATN”) is
among the top 10 most active drillers for
natural gas in U.S.
ATN controls ~ 500 Bcfe of natural gas
reserves in Appalachia as of 12/31/07
Appalachian System
Operational Footprint
Corporate Offices
District Offices & Satellite Offices
Gathering System
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA
Corporate Offices
District Offices & Satellite Offices
Gathering System
Corporate Offices
District Offices & Satellite Offices
Gathering System
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA
WV
PA
OH
Pittsburgh Fayette
Jackson
Center
Uniontown
New
Philadelphia
Cumberland
Deerfield
Mayville
NY
VA
Appalachian Operations – Well-Established System Allows for Significant Growth

NEW YORK
OHIO
PENNSYLVANIA
CORPORATE OFFICES

atlas pipeline partners

Substantially all of APL’s throughput in the
Appalachian Basin is owned and/or controlled by
Atlas Energy
ATN currently has over 550,000 acres in its
Marcellus Shale leasehold position, including
280,000 acres in the “core” development area in
SW Pennsylvania
ATN has drilled 79 wells and completed 69 wells in
the emerging Marcellus Shale of Western
Pennsylvania (as of 8/5/08); current unrisked
reserve potential of 4-6 Tcf
Results from ATN’s vertical wells have been the best
in the play by a significant margin due to the
favorable geology and high-pressured gas in its
position
Vertical results yield encouraging potential for
horizontal drilling development in ATN’s Marcellus
acreage
Atlas Pipeline will fully benefit from all of ATN’s
production growth in the years to come
Atlas Energy’s Marcellus Shale Position Creates Unique Opportunity for APL
LEWIS
RUN
WEST VIRGINIA

Lawrence
Butler
Armstrong
Beaver
Indiana
Allegheny
Westmoreland
Washington
Greene
ATN POSITION IN SOUTHWESTERN PENNSYLVANIA
PL_Major Pipelines
PL_DTI
PL_COLUMBIA_TRANSMISSION
PL_EQUITRANS
PL_NFG
PL_TEXAS EASTERN

21

APL has Already Built out a Gathering System in SW PA with Significant
Takeaway Capacity to Handle ATN’s Future Marcellus Production
Major Interstate Pipelines in SW PA Highlights
APL owns approximately 1,600 miles of gathering
systems in Southwestern Pennsylvania
All of Atlas’s production in SW PA is delivered into
interstate pipelines and has never been subject to
curtailment
APL currently has 100 MMcf/d of capacity in this
gathering system, of which 50 MMcf/d is currently being
utilized; plans are to double available capacity by the
end of 2008, and then double the capacity again by the
end of 2009; APL will provide capex funding for
infrastructure expansion
Between Texas Eastern (Spectra), Dominion
Transmission, Equitable Transmission, and Columbia
Transmission, approximately 2 Bcf of incremental
takeaway capacity exists on interstate pipelines within
Atlas’s SW PA acreage

Financial Overview * * * * * *

APL Capitalization
At the end of the second quarter 2008, APL had $20 million drawn against its $380 million revolving credit facility
% of
($ millions)
June 30, 2008 Capitalization
Cash and Cash Equivalents 161.4 $
Senior Secured Revolving Credit Facility 20.0 $                        0.8%
Senior Secured Term Loan 707.2 $                      28.8%
Senior Unsecured Notes 544.3 $                      22.1%
Total Debt 1,271.5 $                   51.7%
Total Partners' Capital 1,051.5 $                   42.8%
Addback: Other Comprehensive Loss balance 135.2 $                      5.5%
Total Adjusted Partners' Capital 1,186.7 $                   48.3%
Total Adjusted Capitalization 2,458.2 $                   100.0%
Credit Metrics
Total Debt / Book Adjusted Capitalization 51.7%
Total Debt / Adjusted EBITDA (max 5.25x) 4.2x
Adjusted EBITDA / Cash Interest Expense (min 2.75x) 4.2x
Statistics
Adjusted EBITDA
(1)
304.0 $
Cash Interest Expense
(2)
72.4 $
(1) Represents 2nd quarter 2008 annualized Adjusted EBITDA of $76 million
(2) Represents 2nd quarter 2008 annualized Interest Expense of $18.1 million excluding deferred financing cost amortization

$2.39
$2.67
$3.16
$3.40
$3.57
$4.00
$4.37
$-
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
2003 2004 2005 2006 2007 1H08 +
2H08
guidance
mid point
2009E
midpoint
$118
$177
$215
$256
$304
$0.0
$65.0
$130.0
$195.0
$260.0
$325.0
2004 2005 2006 2007 LQA
6/30/08
Pro Forma Adjusted EBITDA Contribution & Distribution Growth
($ in millions)
Pro Forma Adjusted EBITDA
(1)
(1) Assumes pro forma ownership of Anadarko as of 1/1/04.
Distribution History

($ millions)
Q208 Adjusted EBITDA $76.0
Less:
Q208 Cash interest expense    (18.1)
Q208 maintenance capital expenditures (2.0)
Q208 Distributable Cash Flow $55.9
Q208 Cash Distributions (1) $45.1
Coverage Ratio (1)
Annualized Q208 Distribution per Common Unit
1.2x
$3.84
Distributable cash flow per unit estimate for 2H08 after 1.3x coverage $2.00 - $2.20
Distributable cash flow per unit estimate for FY09 after 1.3x coverage $4.25 - $4.50
Cash Flow Generation
2008 Cash Flow Enhancements
Increased throughput:
Sweetwater expansion
(incremental 60MMcf/d)
Connected Chaney Dell system to Elk City / Sweetwater system
Throughput expansion from NOARK
Cash flow benefit from termination of crude oil costless collars associated with ethane and propane
Beneficiary of increased drilling programs in prolific basins
Increased efficiency from compression improvement and application of best practices at Chaney Dell and
Midkiff/Benedum assets
Increased capacity utilization
(1) Excludes impact from equity issuance of 7.1 million APL common units in late June 2008

Commodity Price Sensitivity
Based on average recent commodity prices (and holding all other variables constant), APL estimates the generation of 2009 distributions per LP unit of approximately $4.25 with a distribution coverage ratio of 1.3x
Based on 15% increase of average recent commodity prices (and holding all other variables constant),
APL estimates
the generation of 2009 distributions per LP unit of approximately $4.58 with a distribution coverage ratio of 1.3x
Based on 15% reduction of average recent commodity prices (and holding all other variables constant),
APL
estimates the generation of 2009 distributions per LP unit of approximately $4.25 with a distribution coverage ratio of 1.1x
Based on 30% reduction of average recent commodity prices (and holding all other variables constant),
APL
estimates the generation of 2009 distributions per LP unit of approximately $4.04 with a distribution coverage ratio of 1.0x
Based on 45% reduction of average recent commodity prices (and holding all other variables constant),
APL
estimates the generation of 2009 distributions per LP unit of approximately $3.35 with a distribution coverage ratio of 1.0x
If the correlation between the price of crude oil and natural gas liquids were to return to 60%, FY09 distributions per unit would be approximately $4.56
with a distribution coverage ratio of 1.3x assuming the “15% price decrease”
scenario above
(1)  Average commodity prices from July 1, 2008 to September 10, 2008 (prior to price effects from Hurricane Ike).
Recent 15% 15% 30% 45%
Average Price Price Price Price
Prices
(1)
Increase Decrease Decrease Decrease
Commodity Price Assumptions
Natural Gas Liquids (per gallon) 1.53 $           1.76 $           1.30 $           1.07 $         0.84 $
Crude Oil (per barrel) 122.65 $       141.05 $       104.25 $       85.86 $       67.46 $
Natural Gas (per mcf) 9.39 $           10.80 $         7.98 $           6.57 $         5.17 $
NGL to Crude Oil Price Correlation 52% 52% 52% 52% 52%
Estimated 2009 APL Distribution per common unit 4.25 $           4.58 $           4.25 $           4.04 $         3.35 $
Estimated Distribution coverage ratio 1.3x 1.3x 1.1x 1.0x 1.0x

Questions and Answers * * * * * *

Appendix * * * * * *

Reconciliation to Adjusted EBITDA & Distributable Cash Flow
Three Months Ended
June 30,
2008 2007
Reconciliation of net loss to other non-GAAP measures:
Net loss................................................................................................................ $    (278,671) $     (20,816)
Depreciation and amortization ............................................................................... 26,196 6,671
Interest expense ................................................................................................... 19,385 7,327
EBITDA
........................................................................................................ (233,090) (6,818)
Non-cash derivative expense .............................................................................. 181,147 28,549
Non-recurring cash derivative early termination expense .................................... 116,125 –
Non-recurring crude oil to natural gas liquids price
correlation impact ............................................................................................... 10,653 –
Non-cash compensation expense (income)............................................................. 1,195 2,481
Adjusted EBITDA
...........................................................................................
76,030 24,212
Interest expense .................................................................................................... (19,385) (7,327)
Amortization of deferred financing costs ............................................................ 1,929 534
Preferred unit dividends......................................................................................... (650)
–
Maintenance capital expenditures.......................................................................... (2,045) (700)
Distributable cash flow
.................................................................................... $      55,879 $      16,719

Reconciliation to Adjusted EBITDA & Distributable Cash Flow (cont.)
2004 2005 2006 2007
Reconciliation of net income to non-GAAP measures
Net income (loss) 110,721 $        146,221 $        162,757 $        (138,879) $
Effect of prior period items (1,090)              1,090
Interest expense 2,301               14,175             24,572             99,628
Depreciation and amortization 4,471               13,954             22,994             78,019
Unrecognized economic impact of Chaney Dell and
    Midkiff/Benedum acquisition -                        -                        -                        10,423
EBITDA
117,493           173,260           211,413           49,191
Adjustments to reflect cash impact of derivatives (210)                  (954)                  (2,316)              169,424
Non-cash compensation expense (income) 700                   4,672               6,315               36,320
Other non-cash items -                        -                        -                        1,414
Adjusted EBITDA 117,983 $        176,978 $        215,412 $        256,349 $
Pro Forma years ended December 31,

Current APL Hedge Positions
Ethane Sales Options
Production Period Average
Ended December 31, Volumes
Strike Price Option Type
(gallons) (per gallon)
2008 (4
th
quarter)
180,000 $ 1.79
Puts purchased
2009
387,000 $ 0.68
Puts purchased
Propane Sales Options
Production Period Average
Ended December 31, Volumes
Strike Price Option Type
(gallons) (per gallon)
2008 (4
th
quarter)
213,000 $ 1.48
Puts purchased
2009
555,000 $ 1.40
Puts purchased
Natural Gas Liquids Sales – Fixed Price Swaps
Production Period Average
Ended December 31, Volumes Fixed Price
(gallons) (per gallon)
2008 (2
nd
half) 14,868,000 $ 0.697
2009 8,568,000 $ 0.746

Current APL Hedge Positions (cont.)
Crude Oil Sales Options (associated with NGL volume)
Production Period Associated Average
Ended Crude NGL Crude
December 31, Volume
(barrels)
Volume
(gallons)
Strike Price
(per barrel)
Option Type
2008 (2
nd
half)
812,400 46,513,740 $ 66.71
Puts purchased
2008 (2
nd
half)
(126,000) 11,219,040 $    127.55
Puts sold
(1)
2008 (2
nd
half)
(126,000) (11,219,040) $    140.00
Calls purchased
(1)
2008 (2
nd
half)
946,800 51,529,968 $ 80.13
Calls sold
2009
1,584,000 85,038,534 $      80.00
Puts purchased
2009
(304,200) 27,085,968 $    126.05
Puts sold
(1)
2009
(304,200) (27,085,968) $    143.00
Calls purchased
(1)
2009
2,121,593 114,071,990 $ 81.01
Calls sold
2010
3,127,500 202,370,490 $ 81.09
Calls sold
2010
(360,000) (24,116,400) $    120.00
Calls purchased
(1)
2011
606,000 32,578,560 $ 95.56
Calls sold
2011
(132,000) (7,595,280) $    120.00
Calls purchased
(1)
2012
450,000 24,192,000 $ 97.10
Calls sold
2012
(96,000) (5,523,840) $    120.00
Calls purchased
(1)
Natural Gas Sales – Fixed Price Swaps
Natural Gas Basis Sales
Production Period Average
Ended December 31, Volumes Fixed Price
(mmbtu)
(2)
(per mmbtu)
(2)
2008
(2nd
half) 2,742,000 $ (0.744)
2009 5,724,000 $ (0.558)
2010 4,560,000 $ (0.622)
2011 2,160,000 $ (0.664)
2012 1,560,000 $ (0.601)
Production Period Average
Ended December 31, Volumes Fixed Price
(mmbtu)
(2)
(per mmbtu)
(2)
2008 (2
nd
half) 2,742,000 $ 8.823
2009 5,724,000 $ 8.611
2010 4,560,000 $ 8.526
2011 2,160,000 $ 8.270
2012 1,560,000 $ 8.250

Current APL Hedge Positions (cont.)
Natural Gas Purchases – Fixed Price Swaps
Production Period Average
Ended December 31, Volumes Fixed Price
(mmbtu)
(2)
(per mmbtu)
(2)
2008 (2
nd
half) 8,130,000 $ 9.001
(3)
2009 15,564,000 $ 8.680
2010 8,940,000 $ 8.580
2011 2,160,000 $ 8.270
2012 1,560,000 $ 8.250
Natural Gas Basis Purchases
Production Period Average
Ended December 31, Volumes Fixed Price
(mmbtu)
(2)
(per mmbtu)
(2
)
2008 (2
nd
half) 8,130,000 $ (1.114)
2009 15,564,000 $ (0.654)
2010 8,940,000 $ (0.600)
2011 2,160,000 $ (0.700)
2012 1,560,000 $ (0.610)
Crude Oil Sales
Production Period Average
Ended December 31, Volumes
Fixed Price
(barrels) (per barrel)
2008 (2
nd
half) 25,200 $ 60.427
2009 33,000 $ 62.700
Crude Oil Participating Swaps for NGLs
Production Period Associated Average
Ended Crude NGL Crude
December 31, Volume
(barrels)
Volume
(gallons)
Strike Price
(per barrel)
Option Type
2008 (2nd
half)
126,000 11,219,040 $     137.00
Participating swaps

Current APL Hedge Positions (cont.)
Crude Oil Sales Options
Production Period Average
Ended December 31, Volumes Strike Price Option Type
(barrels) (per barrel)
2008 (2
nd
half) 98,400 $65.610 Puts purchased
2008 (2
nd
half)
138,000 $78.055
Calls sold
2009
168,000 $90.000
Puts purchased
2009
306,000 $80.017
Calls sold
2010
234,000 $83.027
Calls sold
2011
72,000 $87.296
Calls sold
2012 48,000 $83.944 Calls sold
___________________________
(1)
Puts sold and calls purchased in 2008 through 2012 represent options entered into by the
Partnership as offsetting positions for the calls sold related to ethane and propane production.
These offsetting positions were entered into to limit the loss which could be inc urred if crude oil prices continued to rise.
(2)
Mmbtu represents million British Thermal Units.
(3)
Includes the Partnership’s premium received from its sale of an option for it to sell 468,000 mmbtu of natural gas for the year ended December 31, 2008 at $15.50 per mmbtu.